EXHIBIT 10.oo

FIRST AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

THIS FIRST AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (the "First Amendment") dated as of May 14, 1996 is to that Credit Agreement dated as of July 18, 1995 (as amended and modified hereby and as further amended and modified from time to time hereafter, the "Credit Agreement") by and among MACSAVER FINANCIAL SERVICES, INC., a Delaware corporation (the "Borrower"), HEILIG-MEYERS COMPANY, a Virginia corporation (the "Company"), the Lenders, WACHOVIA BANK OF GEORGIA, N.A., as Administrative Agent, NATIONSBANK, N.A, as Documentation Agent, and CRESTAR BANK and FIRST UNION NATIONAL BANK OF VIRGINIA, as Co-Agents. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Lenders have, pursuant to the terms of the Credit Agreement, made available to the Borrower a $400,000,000 credit facility for the purposes set forth therein;

WHEREAS, the Borrower has requested modification of a financial covenant; and

WHEREAS, the requested modifications require the consent of the Required
Lenders;

WHEREAS, the Required Lenders for and on behalf of the Lenders have agreed to the requested changes on the terms and conditions hereinafter set forth;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

A.       The Credit Agreement is amended in the following respects:

1. The following definitions are amended or added to Section 1.1 to read as follows:

"Applicable Percentage" means, for any day, the appropriate rate per annum set forth in Schedule 2.1(d), it being understood that the Applicable Percentage for
(i) Base Rate Loans shall be the percentage set forth under the appropriate column entitled "Applicable Margin for Base Rate Loans", (ii) Eurodollar Loans shall be the percentage set forth under the appropriate column entitled "Applicable Margin for Eurodollar Loans" and (iii) the Facility Fee shall be the percentage set forth under the appropriate column entitled "Applicable Percentage for Facility Fee". The Applicable Percentages shall be adjusted on the following dates (each being an "Interest Determination Date"):

(i) where the Company has a senior unsecured (non-credit enhanced) long term debt rating from both S&P and Moody's, five (5) days after receipt of notice by the Administrative Agent of a change in any such debt rating, based on such debt ratings;


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(ii) where the Company previously had a senior unsecured  (non-credit  enhanced)
long term debt rating from both S&P and Moody's, but either or both of S&P and Moody's withdraws its rating, five (5) days after receipt by the Administrative Agent of notice of the withdrawal of such debt rating, based on the information contained in the most recent annual or quarterly financial statements and related certificates provided in accordance with Sections 7.1(a) and 7.1(b); and

(iii) where the Company does not have a senior unsecured (non-credit enhanced) long term debt rating from both S&P and Moody's, five (5) days after the date of delivery of the annual and quarterly financial statements and related certificates provided in accordance with Section 7.1(a) and 7.1(b), but not in any event to a date later than the date 5 days after the date by which such financial statements and related certificates are due in accordance with the terms thereof, based on the information contained in such financial statements.

The Applicable Percentage shall be effective from an Interest Determination Date until the next such Interest Determination Date. The Administrative Agent shall determine the appropriate Applicable Percentages promptly upon receipt of the notices and information necessary to make such determination and shall promptly notify the Borrower and the Lenders of any change thereof. Such determinations by the Administrative Agent shall be conclusive absent manifest error. The Applicable Percentage from May 14, 1996 (being the effective date of the First Amendment to Credit Agreement) shall be based on Pricing Level II assuming a Fixed Charge Coverage Ratio of less than 1.6:1.0, subject to adjustment as provided herein.

"Pricing Level" means the applicable pricing Level for the Applicable Percentage shown in Schedule 2.1(d).

2. The first clause of Section 2.2(a) preceding the proviso is amended to read as follows:

During the Commitment Period, subject to the terms and conditions hereof, from such time as the Company shall have attained, and for so long as the Company shall maintain

(A) Pricing Level I or II status, where the Company does not have a senior unsecured (non-credit enhanced) long term debt rating from both S&P and Moody's, or

(B) Pricing Level I, II, III or IV status, where the Company has a senior unsecured (non-credit enhanced) long term debt rating from both S&P and Moody's,

the Borrower may from time to time request and each Lender may, in its sole discretion, agree to make, Competitive Loans to the Borrower;

3. Subsection (e) of Section 7.7 is renumbered as subsection (f) and a new subsection (e) is added to read as follows:

(e) promptly notify the Administrative Agent of the issuance of a senior unsecured (non-credit enhanced) long term debt rating by S&P or Moody's and of any change in or withdrawal of such rating, together with any correspondence or evidence thereof from S&P or Moody's;

4. The financial covenant in Section 7.9(b) relating to the Fixed Charge Coverage Ratio is amended to read as follows:

(b) Fixed Charge Coverage Ratio. As of the end of each fiscal quarter, there shall be maintained a Fixed Charge Coverage Ratio of at least:

For fiscal quarters ending
  prior to May 31, 1996                              1.5:1.0

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From the fiscal quarter ending
  May 31, 1996 through the
  fiscal quarter ending
  February 28, 1997                                  1.25:1.0

For fiscal quarters ending after
  February 28, 1997                                  1.5:1.0

5. new Schedule 2.1(d) is added to the Credit Agreement in the form attached hereto.

B. The Company and the Borrower hereby certify that as of the date hereof:

(i) the representations and warranties contained in the Credit Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects; and

(ii) No Default or Event of Default currently exists and is continuing.

C. The effectiveness of this First Amendment is conditioned upon receipt by the Administrative Agent of the following:

(a) copies of this First Amendment executed by the Company, the Borrower and the Required Lenders;

(b) copies of resolutions of the Company and the Borrower approving the terms, and authorizing execution and delivery, of this First Amendment;

(c) legal opinions of counsel to the Company and the Borrower regarding the enforceability of this First Amendment; and

(d) an amendment fee of $100,000 (representing 2.5 b.p. on the total aggregate Revolving Committed Amount)for the ratable benefit of the Lenders.

D. The Company joins in the execution of this First Amendment for purposes, among other things, of acknowledging and consenting to the terms of this First Amendment and reaffirming its guaranty obligations under the Credit Agreement, as amended hereby.

E. The Company and the Borrower will execute such additional documents as are reasonably requested by the Administrative Agent to reflect the terms and conditions of this First Amendment.

F. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

G. The Company and the Borrower agree to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

H. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

I. This First Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Credit Agreement to be duly executed under seal and delivered as of the date and year first above written.

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BORROWER:
MACSAVER FINANCIAL SERVICES, INC.
a Delaware corporation


By                /s/ D.V. Bhavnagri
                  Dossi V. Bhavnagri,
                  Vice President



COMPANY:
HEILIG-MEYERS COMPANY,
a Virginia corporation


By                /s/ Roy B. Goodman
                  Roy B. Goodman,
                  Senior Vice President - Finance

ADMINISTRATIVE AGENT:


WACHOVIA BANK OF GEORGIA, N.A.,
in its capacity as Administrative Agent


By                /s/ [signature illegible]

Title             Vice President


DOCUMENTATION
AGENT:                     NATIONSBANK, N.A.,
in its capacity as Documentation Agent


By                /s/ Marty V. Mitchell

Title             Vice President

CO-AGENTS:                 CRESTAR BANK,
in its capacity as Co-Agent


By                /s/ [signature illegible]

Title             Senior Vice President


FIRST UNION NATIONAL BANK OF VIRGINIA,
in its capacity as Co-Agent


By                /s/ [signature illegible]

Title             Senior Vice President

LENDERS:          WACHOVIA BANK OF NORTH CAROLINA, N.A.

By                /s/ [signature illegible]

Title             Senior Vice President


NATIONSBANK, N.A.



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By                /s/ Marty V. Mitchell

Title             Vice President


CRESTAR BANK


By                /s/ [signature illegible]

Title             Senior Vice President


FIRST UNION NATIONAL BANK OF VIRGINIA


By                /s/ [signature illegible]

Title             Senior Vice President


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION


By                /s/ [signature illegible]

Title             Senior Vice President


NBD BANK


By                /s/ [signature illegible]

Title             Authorized Agent


TRUST COMPANY BANK


By                /s/ [signature illegible]

Title             Assistant Vice President

By                /s/ [signature illegible]

Title             Vice President


SIGNET BANK
(formerly known as Signet Bank/Virginia)


By                /s/ William D. Garrison

Title             Senior Vice President


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PNC BANK, NATIONAL ASSOCIATION


By                /s/ [signature illegible]

Title             Vice President

CREDIT LYONNAIS CAYMAN ISLAND BRANCH


By                /s/ Robert Ivosevich

Title


CREDIT LYONNAIS ATLANTA AGENCY


By                /s/ Robert Ivosevich

Title             Senior Vice President


THE FUJI BANK, LIMITED - NEW YORK BRANCH


By

Title


THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


By                /s/ [signature illegible]

Title             Corporate Banking Officer


THE MITSUBISHI BANK, LIMITED


By                /s/ [signature illegible]

Title             Vice President


THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED


By                /s/ John J. Sullivan

Title             Joint General Manager


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